Exhibit 10.1
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 CFR §§240.24b-2
2013 Corporate Goals for Strategic Leadership Team
Approved by the Compensation Committee on April 29, 2013
Revenue and Operating Income (50)%
Revenues for the Year - 20%
Interpolation will be used.

Total Revenue Growth Vs. Prior Year	Funding	*Corresponding Unit Growth Rate
≥ [***]% growth	200%	[***]
≥ [***]% growth	175%	[***]
≥ [***]% growth	150%	[***]
≥ [***]% ([***])	125%	[***]
≥ [***]% growth	100%	[***]
≥ [***]% growth	75%	[***]
≥ [***]% growth	50%	[***]
≥ [***]% growth	25%	[***]
< [***]% growth	No Payout
  * reference only not calculated in the funding

Q4 Revenue Implications - 20%
Interpolation will be used.

• Q4 2013 growth over Q4 2012 - $13.6 million

Q4 Total Revenue Growth Vs. Prior Year	Funding	Q4 Revenues
≥ [***]% growth	200%	[***]
≥ [***]% growth	175%	[***]
≥ [***]% growth	150%	[***]
≥ [***]% growth	125%	[***]
≥ [***]% growth	100%	[***]
≥ [***]% growth	75%	[***]
< [***]% growth	No Payout

Operating Income (millions) - 10%
Interpolation will be used.

Operating Income (Loss) [***]	Operating Loss +/-	Funding
([***])	60%	200%
([***])	70%	175%
([***])	80%	150%
([***])	90%	125%
([***]) target [***]	100%	100%
([***])	110%	75%
([***])	120%	50%
([***])	130%	25%
([***])	140%	No Payout
Managed Care (30%)
• 2 Commercial Plans (> [***] million lives in total) - 20%
○ +5% payout for each additional plan having > [***] million lives
○ e.g., 3 plans = 25% payout
• 8 Employer Conversions (> [***] lives each) - 5%
• 1 Major National Plan Win (or very high likelihood of coverage in the new year) - 5%
○ +5% if delivered by end of [***] (e.g., 10% payout)
○ +10% if delivered by end of [***] (e.g., 15% payout)
HDL-P (10%)
• FDA Clearance by the end of Q4
Compliance & Ethics (10%)
• 5% - meet the timely completion requirements of Sunshine Act
• 5% - no significant deficiency re: Adva Med Policy

[***]    Certain confidential information in this document, marked by bracketed asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.